Form 04372 (01-2013)

**RBC Royal Bank®**

# Facsimile

| | |
|---|---|
| To: | **PAK LAW PROFESSIONAL CORPORATION**<br>**ATTN: HOLLY CHEN** |
| Cc: | |
| Fax no: | **9054708860** |
| From: | **Mortgage Discharges** |
| Date: | **January 15, 2021** |
| Pages: | **3** (including cover page) |

**Royal Bank of Canada**
Royal Bank of Canada BSC-Toronto
20 York Mills-6th Floor
Toronto, Ontario
M2P 0A2

Tel.: (800) 974-1163
Fax.: (877) 832-3862

Re: **Mortgage Discharge Registration**

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Message: Enclosed is confirmation and documentation of registered mortgage discharge for **123 NATURAL FOOD ONTARIO LTD.**

RBC Royal Bank®

January 15, 2021

Royal Bank of Canada
Royal Bank of Canada BSC-Toronto
20 York Mills-6th Floor
Toronto, Ontario
M2P 0A2

Tel.: (800) 974-1163
Fax: (877) 832-3862

PAK LAW PROFESSIONAL CORPORATION
HOLLY CHEN
200 CACHET WOODS COURT, SUITE 122
MARKHAM, ON
L6C 0Z8

Dear Sir or Madam:

| | |
|---|---|
| Mortgage reference number: | 326110558 |
| Client(s) name: | 123 NATURAL FOOD ONTARIO LTD. |
| Mortgage Registration Number: | AT4749010 |
| LTO Filing Date: | January 15, 2021 |
| LTO Office: | METROPOLITAN TORONTO LAND REGISTRY OFFICE |
| Discharge Registration Number(s): | AT5623869 |
| Property address: | 41 METROPOLITAN ROAD, TORONTO, ON |

As indicated in our mortgage payout statement, we have registered a discharge of the above Royal Bank of Canada Mortgage.

This letter confirms that we, as mortgagee under the mortgage noted above, have no further interest in the fire insurance policy on the above-noted property in respect of that mortgage. If we have an interest in the fire insurance policy under another mortgage on your property, we are not releasing that further interest. Please give a copy of this letter to the insurer.

You may obtain additional proof of discharge by conducting a title search upon receipt of this letter.

If you have any questions or would like additional information, please call us at 1-800-974-1163.

Sincerely,

Mortgage Discharges

LRO # 80 **Discharge Of Charge** **Receipted as AT5623869** on 2021 01 15 at 14:49

*The applicant(s) hereby applies to the Land Registrar.* yyyy mm dd Page 1 of 1

## *Properties*

*PIN* 06154 - 0122 LT

*Description* PART BLOCKS D, E & F & PARTS PARKINSON RD & KNOTT RD PLAN 4597, DESIGNATED AS PARTS 1 & 5 PLAN 66R-21903. S/T AN EASEMENT OVER PART 5, PLAN 66R-21903 AS IN AT1022767. CITY OF TORONTO

*Address* 41 METROPOLITAN ROAD
TORONTO

## *Document to be Discharged*

| *Registration No.* | *Date* | *Type of Instrument* |
|---|---|---|
| AT4749010 | 2017 12 01 | Charge/Mortgage |

## *Discharging Party(s)*

This discharge complies with the Planning Act. This discharge discharges the charge.

*Name* ROYAL BANK OF CANADA

*Address for Service* 10 York Mills Road, 3rd Floor
Toronto, Ontario, M2P 0A2

I, Hermine Hackett, Manager and I, Lorena Pangilinan, Team Leader of Teranet Collateral Management Solutions Corporation, have the authority to bind the corporation.

(1) Power of Attorney was registered as number AT4998431 registered on 2018/11/02. (2) To the best of my knowledge and belief, the power of attorney is still in full force and effect and gives me the authority to bind the donor. (3) I am acting within the scope of the authority granted under the power of attorney. (4) At the time this document was executed I, Hermine Hackett, was the Manager of Teranet Collateral Management Solutions Corporation, and I, Lorena Pangilinan, was the Team Leader of Teranet Collateral Management Solutions Corporation.

The party giving this discharge is the original chargee and is the party entitled to give an effective discharge

## *Document(s) to be Deleted*

| *Registration No.* | *Date* | *Type of Instrument* |
|---|---|---|
| AT4749031 | 2017/12/01 | Notice Of Assignment Of Rents-General |

## *Signed By*

| | | | | |
|---|---|---|---|---|
| Sumit Kumar | 2 Robert Speck Parkway, 15th Floor<br>Mississauga<br>L4Z 1H8 | acting for Applicant(s) | Signed | 2021 01 15 |

Tel 416-204-3000

Fax 416-204-3004

I have the authority to sign and register the document on behalf of the Applicant(s).

## *Submitted By*

| | | |
|---|---|---|
| Teranet Collateral Management Solutions Corporation | 2 Robert Speck Parkway, 15th Floor<br>Mississauga<br>L4Z 1H8 | 2021 01 15 |

Tel 416-204-3000

Fax 416-204-3004

## *Fees/Taxes/Payment*

| | |
|---|---|
| *Statutory Registration Fee* | $65.30 |
| *Total Paid* | $65.30 |

## *File Number*

*Discharging Party Client File Number :* DI-827003-XLRLC